UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

     MUELLER INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

   Delaware                 1-6770                                25-0790410
(State or other (Commission File                            (IRS Employer
jurisdiction of                               Number)             Identification No.)
 incorporation)

  8285 Tournament Drive
Suite 150
Memphis, Tennessee    38125
 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (901) 753-3200

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 4, 2017, Mueller Industries, Inc. (the "Company") announced that the Board of Directors had authorized a special dividend on its common stock consisting of $3.00 in cash and $5.00 in principal amount of the Company's 6% Subordinated Debentures due 2027 for each share of common stock. Attached is a form of indenture for the 6% Subordinated Debenture due 2027. This is a preliminary form of indenture and subject to change. There is no assurance that the subordinated debentures, if and when issued, will have the terms set forth in the attached form of indenture.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits:

4.1 Form of Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By: Name: Title:	/s/ Jeffrey A. Martin Jeffrey A. Martin Chief Financial Officer
Date:  March 7, 2017

Exhibit Index

Exhibit No.	Description
4.1	Form of Indenture.